Exhibit 21.1

Subsidiaries of the Registrant

As of December 31, 2018

Subsidiary	Jurisdiction Name
10301 Jacksonville Office, LLC	Delaware
1141 Columbus Retail, LLC	Delaware
15179 Culpeper Retail, LLC	Delaware
16th Street Partners, LLC	Florida
1750 Gainesville Apartments, LLC	Delaware
1910 Rock Springs Retail, LLC	Delaware
200 Lincoln Retail, LLC	Delaware
2095 Atlanta Apartments, LLC	Delaware
2121 Durham Retail, LLC	Delaware
2312 Reynoldsburg Retail, LLC	Delaware
2403 Houston Retail, LLC	Delaware
2425 North Bergen Self Storage, LLC	Delaware
2800 Weston Retail, LLC	Delaware
3755 Dublin Retail, LLC	Delaware
4021 Durham Office, LLC	Delaware
4038 Columbus Retail, LLC	Delaware
4325 Loganville Retail, LLC	Delaware
4900 Long Beach Office, LLC	Delaware
5025 Plano Office, LLC	Delaware
5060 Loxahatchee Retail, LLC	Delaware
515 Marlton Retail, LLC	Delaware
5175 Depew Retail Outparcel, LLC	Delaware
5175 Depew Retail, LLC	Delaware
6200 Raleigh Apartments, LLC	Delaware
629 Sierra Vista Retail, LLC	Delaware
6711 Glen Burnie Retail, LLC	Delaware
701 Seventh Intermediate LLC	Delaware
7047 Scottsdale Office, LLC	Delaware
7300 Bryan Dairy Industrial, LLC	Delaware
7664 Summergate Retail, LLC	Delaware
787 Gresham Apartments, LLC	Delaware
823 Dayton Hotel Intermediate, LLC	Delaware
823 Dayton Hotel Owner, LLC	Delaware
900 Atlanta Office, LLC	Delaware
Archetype Holdings LLC	Delaware
Archetype Investment Management LLC	Delaware
Bert L. Smokler, LLC	Delaware
Cedar Real Estate Investments Public Limited Company	Ireland
Columbus Retail Portfolio, LLC	Delaware
Cypresswood Retail Partners, LLC	Delaware
DCA Homes, LLC	Florida
DCA Management, LLC	Florida
Diesel Ltd.	Bermuda
Diesel Mortgage Investments, LLC	Delaware
DSHI Opco LLC	Delaware
Dunns Mill Road Retail, LLC	Delaware

Subsidiary	Jurisdiction Name
LEI Euro Holdings SaRL	Luxembourg
LEI Member Limited	Bermuda
Leisure Colony Management LLC	Florida
Leisure Communities Management, LLC	Florida
LNR AFIS Asset Services LLC	Delaware
LNR AFIS Holding I LLC	Delaware
LNR AFIS Holding II LLC	Delaware
LNR AFIS Holding III LLC	Delaware
LNR AFIS Holdings LLC	Delaware
LNR AFIS Investments LLC	Delaware
LNR Alabama Partners, LLC	Delaware
LNR California Partners, LLC	California
LNR Capital Services, LLC	Florida
LNR CDO 2002-1 Ltd.	Cayman Islands
LNR CDO 2002-1, LLC	Delaware
LNR CDO 2003-1 Ltd.	Cayman Islands
LNR CDO 2003-1, LLC	Delaware
LNR CDO Depositor, LLC	Delaware
LNR CDO III Ltd.	Cayman Islands
LNR CDO III, LLC	Delaware
LNR CDO IV Ltd.	Cayman Islands
LNR CDO IV, LLC	Delaware
LNR CDO V LLC	Delaware
LNR CDO V Ltd.	Cayman Islands
LNR Dakota Partners, LLC	North Dakota
LNR DSHI Legacy, LLC	Florida
LNR Illinois Partners, LLC	Illinois
LNR Madison Square, LLC	Delaware
LNR Massachusetts Partners, LLC	Massachusetts
LNR New Jersey Partners, LLC	New Jersey
LNR Partners California Manager, LLC	California
LNR Partners Europa Associates Management, LLC	Florida
LNR Partners Parent, LLC	Delaware
LNR Partners, LLC	Florida
LNR Property LLC	Delaware
LNR Property Payroll LLC	Florida
LNR REFSG Holdings, LLC	Florida
LNR REFSG Investments, LLC	Delaware
LNR Retail Corners Manager, LLC	Delaware
LNR Securities CDO Legacy, LLC	Delaware
LNR Securities Equity, LLC	Delaware
LNR Securities Holdings II, LLC	Delaware
LNR Securities Holdings, LLC	Delaware
LNR Securities Preferred, LLC	Delaware
LNR Securities Reliance VI, LLC	Delaware
LNR Securities Reliance, LLC	Delaware
LNR Texas Partners, LLC	Texas
LNR Utah Partners, LLC	Utah
LNR Western Investments, Inc.	California
LRCH Brook Park, LLC	Ohio
Madison Square 2004-1 Corp.	Delaware

Subsidiary	Jurisdiction Name
Madison Square 2004-1 Ltd.	Cayman Islands
Madison Square Company LLC	Delaware
Madison Square Mortgage Securities, LLC	Delaware
Madison Square Sunblock, Inc.	Delaware
MSCI 2007-IQ16 Granville Retail, LLC	Ohio
North Troy Timberland Office II, LLC	Delaware
North Troy Timberland Office III, LLC	Delaware
North Troy Timberland Office IV, LLC	Delaware
Prime SW, LLC	Delaware
Prospect Mortgage Insurance, LLC	Vermont
PSW Trust Holdings II, LLC	Delaware
PSW Trust I	Delaware
SGH Holdco LLC	Delaware
SMRF Depositor, LLC	Delaware
SMRF TRS, LLC	Delaware
SMRF Trust Holdings II, LLC	Delaware
SMRF Trust Holdings II-A, LLC	Delaware
SMRF Trust I	Delaware
SMRF Trust I-A	Delaware
SMRF Trust II	Delaware
SMRF Trust II-A	Delaware
SMRF Trust III	Delaware
SMRF Trust III-A	Delaware
SPT 1166 Holdings, LLC	Delaware
SPT 701 Lender, L.L.C.	Delaware
SPT Acquisitions Holdco, LLC	Delaware
SPT Acquisitions Sub-1, LLC	Delaware
SPT Acquisitions Sub-1-A, LLC	Delaware
SPT Aligned Las Vegas JV, LLC	Delaware
SPT Atlanta Partner, LLC	Delaware
SPT Bordentown Partner, LLC	Delaware
SPT CA Fundings 2, LLC	Delaware
SPT CA Fundings, LLC	Delaware
SPT Cedar 1, LLC	Delaware
SPT Cedar 2, LLC	Delaware
SPT Cedar Intermediate, LLC	Delaware
SPT Cedar Parent, LLC	Delaware
SPT CRE Property Holdings 2015, LLC	Delaware
SPT Dolphin ICB LLC	Delaware
SPT Dolphin Parent LLC	Delaware
SPT FDS Troy JV, LLC	Delaware
SPT Friedman Sierra Vista JV, LLC	Delaware
SPT Gainesville Partner, LLC	Delaware
SPT GBIV Holdings, LLC	Delaware
SPT Glen Burnie Partner, LLC	Delaware
SPT Global Houston JV, LLC	Delaware
SPT Global Loganville JV, LLC	Delaware
SPT Global Weston JV, LLC	Delaware
SPT Goodman Bordentown JV, LLC	Delaware
SPT Goodman Glen Burnie JV, LLC	Delaware
SPT Goodman Marlton JV, LLC	Delaware

Subsidiary	Jurisdiction Name
SPT Houston Partner, LLC	Delaware
SPT IMC Partner, LLC	Delaware
SPT Infrastructure Finance Domestic TRS, LLC	Delaware
SPT Infrastructure Finance Holdings, LLC	Delaware
SPT Infrastructure Finance Offshore TRS, Ltd.	Cayman Islands
SPT Infrastructure Finance Sub-1, LLC	Delaware
SPT Infrastructure Finance Sub-2, Ltd.	Cayman Islands
SPT Infrastructure Finance Sub-3, LLC	Delaware
SPT Infrastructure Finance Sub-4 (DT), LLC	Delaware
SPT Infrastructure Finance Sub-4 (OT), Ltd.	Cayman Islands
SPT Infrastructure Finance Sub-4, LLC	Delaware
SPT Infrastructure Finance, LLC	Delaware
SPT Insurance Holdings, LLC	Delaware
SPT Ivey 1 Rykowski MOB LLC	Delaware
SPT Ivey 109 Rykowski MOB LLC	Delaware
SPT Ivey 155 Crystal Run MOB LLC	Delaware
SPT Ivey 300 Crystal Run MOB LLC	Delaware
SPT Ivey 61 Emerald MOB LLC	Delaware
SPT Ivey 8220 Naab Rd MOB LLC	Delaware
SPT Ivey 8260 Naab Rd MOB LLC	Delaware
SPT Ivey 95 Crystal Run MOB LLC	Delaware
SPT Ivey Abilene MOB LLC	Delaware
SPT Ivey Amarillo MOB LLC	Delaware
SPT Ivey Boynton MOB LLC	Delaware
SPT Ivey Brentwood CA MOB LLC	Delaware
SPT Ivey Brownsburg MOB LLC	Delaware
SPT Ivey Chillicothe OH MOB LLC	Delaware
SPT Ivey Dowell Springs MOB LLC	Delaware
SPT Ivey Eagle Carson City MOB LLC	Delaware
SPT Ivey El Paso MOB LLC	Delaware
SPT Ivey Frisco MOB LLC	Delaware
SPT Ivey Greeley Cottonwood MOB LLC	Delaware
SPT Ivey Greeley MOB LLC	Delaware
SPT Ivey Hardy Oak MOB LLC	Delaware
SPT Ivey Hendersonville MOB LLC	Delaware
SPT Ivey Holdings 2, LLC	Delaware
SPT Ivey Holdings Parent, LLC	Delaware
SPT Ivey Holdings, LLC	Delaware
SPT Ivey Intermediate LLC	Delaware
SPT Ivey Jersey City MOB LLC	Delaware
SPT Ivey Johns Creek GA MOB LLC	Delaware
SPT Ivey Lakewood MOB LLC	Delaware
SPT Ivey Old Weisgarber MOB LLC	Delaware
SPT Ivey Parent LLC	Delaware
SPT Ivey Rockwall MOB II LLC	Delaware
SPT Ivey Rockwall MOB LLC	Delaware
SPT Ivey Santa Rosa MOB LLC	Delaware
SPT Ivey Shenandoah TX MOB LLC	Delaware
SPT Ivey St. Francis Lafayette MOB I LLC	Delaware
SPT Ivey St. Francis Lafayette MOB II LLC	Delaware
SPT Ivey St. Petersburg MOB LLC	Delaware

Subsidiary	Jurisdiction Name
SPT Ivey Sub-Manager, LLC	Delaware
SPT Ivey Sylva MOB LLC	Delaware
SPT Ivey Tempe MOB LLC	Delaware
SPT Ivey Treeline San Antonio MOB LLC	Delaware
SPT Ivey Urbana MOB LLC	Delaware
SPT Jacksonville Partner, LLC	Delaware
SPT Las Vegas Partner, LLC	Delaware
SPT LNR CDO Cayman Ltd.	Cayman Islands
SPT LNR HP UK Ltd	United Kingdom
SPT LNR LEI UK Ltd	United Kingdom
SPT LNR Property Sub, LLC	Delaware
SPT LNR Property TRS, LLC	Delaware
SPT LNR Property, LLC	Delaware
SPT LNR Securities Holdings Parent, LLC	Delaware
SPT Loganville Partner, LLC	Delaware
SPT Marlton Partner, LLC	Delaware
SPT Operations 2, LLC	Delaware
SPT Parmenter Atlanta JV, LLC	Delaware
SPT Parmenter Jacksonville JV, LLC	Delaware
SPT Pell City Partner, LLC	Delaware
SPT Prairie 1 BP Drive, LLC	Delaware
SPT Prairie 1 CB Drive, LLC	Delaware
SPT Prairie 100 Distribution Road, LLC	Delaware
SPT Prairie 1000 CB Drive, LLC	Delaware
SPT Prairie 10501 Palm River Road, LLC	Delaware
SPT Prairie 10670 CB Drive, LLC	Delaware
SPT Prairie 110 CB Blvd. East, LLC	Delaware
SPT Prairie 17907 IH-10 West, LLC	Delaware
SPT Prairie 200 BP Drive, LLC	Delaware
SPT Prairie 2000 West CB Way, LLC	Delaware
SPT Prairie 20200 Rogers Drive, LLC	Delaware
SPT Prairie 210 Demers Avenue, LLC	Delaware
SPT Prairie 2250 Gatlin Blvd., LLC	Delaware
SPT Prairie 2427 N. Greenwich Road, LLC	Delaware
SPT Prairie 2502 W. CB Drive, LLC	Delaware
SPT Prairie 2700 Market Place Drive, LLC	Delaware
SPT Prairie 33901 State Highway 35, LLC	Delaware
SPT Prairie 3900 CB Drive, LLC	Delaware
SPT Prairie 391 North Cabela's Drive, LLC	Delaware
SPT Prairie 391 North CB Drive, LLC	Delaware
SPT Prairie 5500 Cornerstone North Blvd., LLC	Delaware
SPT Prairie 7090 CB Drive NW, LLC	Delaware
SPT Prairie 750 BP Drive NE, LLC	Delaware
SPT Prairie 7700 CB Drive, LLC	Delaware
SPT Prairie Holdings II, LLC	Delaware
SPT Prairie Holdings III, LLC	Delaware
SPT Prairie Holdings Parent, LLC	Delaware
SPT Prairie Holdings, LLC	Delaware
SPT Prairie Springing Member LLC	Delaware
SPT Raleigh Partner TRS, LLC	Delaware
SPT Raleigh Partner, LLC	Delaware

Subsidiary	Jurisdiction Name
SPT Real Estate Sub I, LLC	Delaware
SPT Real Estate Sub III, LLC	Delaware
SPT Red1 Ltd.	Cayman Islands
SPT Securities Holdings, LLC	Delaware
SPT Sierra Vista Partner, LLC	Delaware
SPT Special Member, Inc.	Delaware
SPT TCO Acquisition, LLC	Delaware
SPT Ten-X Holdings, LLC	Delaware
SPT TLA BB Holdings TRS, LLC	Delaware
SPT TLA BB Holdings, LLC	Delaware
SPT TLA Parent, LLC	Delaware
SPT TLB BB Holdings TRS Parent, LLC	Delaware
SPT TLB BB Holdings TRS, LLC	Delaware
SPT TLB BB Holdings, LLC	Delaware
SPT TLB BB Intermediate, LLC	Delaware
SPT TLB BB PE Holdings, LLC	Delaware
SPT Troy Partner, LLC	Delaware
SPT WAH Holdings LLC	Delaware
SPT WAH Walden Park LLC	Delaware
SPT WAH Waterford LLC	Delaware
SPT WAH Waverly LLC	Delaware
SPT WAH Wedgewood LLC	Delaware
SPT WAH Wellesley LLC	Delaware
SPT WAH Wellington LLC	Delaware
SPT WAH Wentworth I LLC	Delaware
SPT WAH Wentworth II LLC	Delaware
SPT WAH Westbrook LLC	Delaware
SPT WAH Westchase LLC	Delaware
SPT WAH Westchester LLC	Delaware
SPT WAH Westminster LLC	Delaware
SPT WAH Weston Oaks LLC	Delaware
SPT WAH Westwood LLC	Delaware
SPT WAH Wexford LLC	Delaware
SPT WAH Whispering Pines LLC	Delaware
SPT WAH Whispering Woods LLC	Delaware
SPT WAH Willow Lake LLC	Delaware
SPT WAH Wilmington LLC	Delaware
SPT WAH Windchase LLC	Delaware
SPT WAH Windermere I LLC	Delaware
SPT WAH Windermere II LLC	Delaware
SPT WAH Windsong I LLC	Delaware
SPT WAH Windsong II LLC	Delaware
SPT WAH Windsor Park LLC	Delaware
SPT WAH Woodbridge LLC	Delaware
SPT WAH Woodcrest LLC	Delaware
SPT WAH Woodhill LLC	Delaware
SPT WAH Woodridge LLC	Delaware
SPT WAH Worthington LLC	Delaware
SPT WAH Wyndham Place LLC	Delaware
SPT WAH Wyngate LLC	Delaware
SPT WD Holdings, LLC	Delaware

Subsidiary	Jurisdiction Name
SPT Weston Partner, LLC	Delaware
SPT Wilkinson Gainesville JV, LLC	Delaware
SPT Wilkinson Raleigh JV, LLC	Delaware
SPT-IX 701 Lender GP, L.L.C.	Delaware
SPT-IX 701 Lender, L.P.	Delaware
Starwood CMBS Fund GP, LLC	Delaware
Starwood CMBS Horizontal Retention BBCMS 2018-C2 LLC	Delaware
Starwood Commercial Mortgage Depositor, LLC	Delaware
Starwood Conduit CMBS Horizontal Retention	Delaware
Starwood Conduit CMBS Vertical Retention I LLC	Delaware
Starwood Mortgage Capital LLC	Delaware
Starwood Mortgage Funding I LLC	Delaware
Starwood Mortgage Funding II LLC	Delaware
Starwood Mortgage Funding III LLC	Delaware
Starwood Mortgage Funding IV LLC	Delaware
Starwood Mortgage Funding V LLC	Delaware
Starwood Mortgage Funding VI LLC	Delaware
Starwood Mortgage WD, L.L.C	Delaware
Starwood Non-Agency Lending, LLC	Delaware
Starwood Non-Agency Securities Holdings, LLC	Delaware
Starwood Property Mortgage BC, L.L.C.	Delaware
Starwood Property Mortgage Depositor, LLC	Delaware
Starwood Property Mortgage Sub-10 HoldCo, L.L.C.	Delaware
Starwood Property Mortgage Sub-10, L.L.C.	Delaware
Starwood Property Mortgage Sub-10-A Holdco, L.L.C.	Delaware
Starwood Property Mortgage Sub-10-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-11, L.L.C.	Delaware
Starwood Property Mortgage Sub-12, L.L.C.	Delaware
Starwood Property Mortgage Sub-12-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-14, L.L.C.	Delaware
Starwood Property Mortgage Sub-14-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-15, L.L.C.	Delaware
Starwood Property Mortgage Sub-15-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-16, L.L.C.	Delaware
Starwood Property Mortgage Sub-16-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-17, L.L.C	Delaware
Starwood Property Mortgage Sub-18 Holdings, L.L.C.	Delaware
Starwood Property Mortgage Sub-18, L.L.C	Delaware
Starwood Property Mortgage Sub-18-A Holdings, L.L.C	Delaware
Starwood Property Mortgage Sub-18-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-19 Holdings, L.L.C.	Delaware
Starwood Property Mortgage Sub-19, L.L.C	Delaware
Starwood Property Mortgage Sub-19-A Holdings, L.L.C.	Delaware
Starwood Property Mortgage Sub-19-A, L.L.C	Delaware
Starwood Property Mortgage Sub-2, L.L.C.	Delaware
Starwood Property Mortgage Sub-20, L.L.C	Delaware
Starwood Property Mortgage Sub-20-A, L.L.C	Delaware
Starwood Property Mortgage Sub-21, L.L.C	Delaware
Starwood Property Mortgage Sub-21-A, L.L.C	Delaware
Starwood Property Mortgage Sub-2-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-3, L.L.C.	Delaware

Subsidiary	Jurisdiction Name
Starwood Property Mortgage Sub-4, L.L.C.	Delaware
Starwood Property Mortgage Sub-5, L.L.C.	Delaware
Starwood Property Mortgage Sub-5-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-6(P), L.L.C.	Delaware
Starwood Property Mortgage Sub-6, L.L.C.	Delaware
Starwood Property Mortgage Sub-6-A Holdings, L.L.C.	Delaware
Starwood Property Mortgage Sub-6-A(P), L.L.C.	Delaware
Starwood Property Mortgage Sub-6-A, L.L.C.	Delaware
Starwood Property Mortgage Sub-9, L.L.C.	Delaware
Starwood Property Mortgage Sub-9-A, L.L.C.	Delaware
Starwood Property Mortgage, L.L.C.	Delaware
Starwood Residential Finance, LLC	Delaware
STWD Co-Investment 2015, L.P.	Delaware
STWD Co-Investment Fund GP, LLC	Delaware
SW-YB 1166 LLC	Delaware
Waco Landmark Partners, LLC	Delaware
WD Mobile Highway AL Property, LLC	Delaware